                                                                    EXHIBIT 32.1

                         CERTIFICATION UNDER SECTION 906
                                     OF THE
                           SARBANES-OXLEY ACT OF 2002

      The undersigned hereby certifies as of June 30, 2003 to the UNITED STATES SECURITIES AND EXCHANGE COMMISSION pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, as follows:

      1. The quarterly report on Form 10-Q of Intelligent Systems Corporation for the quarter ended June 30, 2003 which accompanies this statement fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

      2. Information contained in such quarterly report fairly presents, in all material respects, the financial condition and results of operations of Intelligent Systems Corporation.

Date: August 14, 2003                           /s/ J. Leland Strange
                                                ------------------------
                                                 J. Leland Strange
                                                 Chief Executive Officer